UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2015

iTALK INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54664	20-5302617
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 E. Linton Blvd., Suite 144-A, Delray Beach, Florida	33483
(Address of principal executive offices)	(Zip Code)

(877) 652-3834

Registrant’s telephone number, including area code

Former name or former address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Prior independent registered public accounting firm

On October 6, 2015, iTalk Inc. (the “Company”) was notified by the Securities and Exchange Commission (the “Commission”) that the Commission had suspended Terry L. Johnson, CPA, the Company’s independent registered public accounting firm (the “Former Auditor”), from practicing as an accountant on behalf of any publicly traded company or other entity regulated by the Commission. As a result, on October 6, 2015, the Company’s Board of Directors approved the dismissal of the Former Auditor as the Company’s independent registered public accounting firm. The Former Auditor was engaged as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ended August 31, 2014 and 2013. The Company informed the Former Auditor of its dismissal on October 6, 2015. The Former Auditor’s dismissal was effective as of September 30, 2015.

The report of the Former Auditor on the Company’s financial statements for the fiscal year ended August 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope, or accounting principles, except that such reports contained an explanatory paragraph which raised substantial doubt on our ability to continue as a going concern.

During the fiscal year ended August 31, 2014 and 2013, and through the date of dismissal, (a) the Company had no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the Former Auditor, would have caused it to make reference to the subject matter of the disagreement in connection with its reports and (b) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided the Former Auditor with a copy of this disclosure prior to its filing with the Commission, and requested that the Former Auditor furnish the Company with a letter addressed to the Commission stating whether the Former Auditor agrees with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which the Former Auditor does not agree. A copy of the letter provided by the Former Auditor is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm

On October 6, 2015, and effective September 30, 2015, the Company’s Board of Directors approved the engagement of D. Brooks and Associates CPA’s, P.A. (the “New Auditor”) as our independent registered public accounting firm, and the New Auditor was engaged on October 6, 2015, effective September 30, 2015. During the Company’s two most recent fiscal years and through October 6, 2015, neither the Company nor anyone on its behalf consulted the New Auditor regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to us that the New Auditor concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

16.1	Letter from Terry L. Johnson, CPA to the Securities and Exchange Commission dated October 9, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iTALK INC.

Date: October 13, 2015	By:	/s/ David F. Levy
David F. Levy
Chief Executive Officer